EXHIBIT 10.9

                                  AMENDMENT TO
                   HOMEPLEX MORTGAGE INVESTMENTS CORPORATION
                               STOCK OPTION PLAN

         This Amendment (this "Amendment") to the Homeplex Mortgage Investments Corporation (the "Company") Stock Option Plan dated July 27, 1988 (the "Plan"), is made as of December 31, 1996.

         WHEREAS, the Board of Directors of the Company believes that this Amendment is in the best interest of the Company and the Board of Directors and shareholders of the Company have authorized and duly adopted this Amendment in accordance with the Plan.

         NOW, THEREFORE, the Plan is hereby amended as follows:

         1.       Termination of Option.

                  Section 6(a) of the Plan is hereby amended to read in its entirety as follows:

                  "Section 6.  Termination  of   Employment   or   Directorship;
                  Assignability; Death

                           (a) Termination of Employment or Directorship. If any
                  optionholder ceases to be an employee or director of the Company for a reason other than death, the optionholder (or the optionholder's successors in the case of the optionholder's death after the termination of the optionholder's employment or directorship) may, within two years after the termination of the later of the optionholder's
                  (i) employment or (ii) directorship, but in no event after the option's stated expiration date, purchase some or all of the shares with respect to which the optionholder was entitled to exercise the option (and exercise the rights granted under the Plan with respect to that option) on the date the optionholder's employment or directorship terminated; provided that (1) if the optionholder's employment or directorship is terminated for dishonesty or other acts detrimental to the Company's interests or for the optionholder's breach of any employment contract with the Company, or (2) if after the optionholder's employment or directorship is terminated, the optionholder commits acts detrimental to the Company's interests, then the option (and the rights granted under the Plan with respect to that option) shall thereafter be void for all purposes."

         IN WITNESS WHEREOF, the undersigned, duly authorized officer of Homeplex Mortgage Investments Corporation, has executed this Amendment to be effective as of the date first set forth above.

                                        HOMEPLEX MORTGAGE INVESTMENTS
                                        CORPORATION


                                        By: /s/ Jay R. Hoffman
                                           -------------------------
                                           Jay R. Hoffman, President